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                                                                   Exhibit 23.01

Friedman Alpren & Green LLP



                         CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 24, 1999 which appears in the annual report on Form 10-K of HMG Worldwide Corporation and Subsidiaries for the year ended December 31, 1998 and to the reference to our firm under the caption "Experts" in the Prospectus.

                                                   Friedman Alpren & Green LLP

New York, New York
July 12, 1999